Exhibit 10.3

ASSIGNMENT, CONVEYANCE AND BILL OF SALE

STATE OF LOUISIANA:

     KNOW ALL MEN BY THESE PRESENTS:

PARISH OF ST CHARLES:

     THAT, subject to the terms, reservations and conditions hereinafter set forth, AMERICAN NATURAL ENERGY CORPORATION, an Oklahoma corporation, whose address is 6100 S. Yale Ave., Suite 300, Tulsa, OK 74136 (hereinafter referred to as "Assignor"), for and in consideration of One Hundred and No/100 Dollars ($100.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, BARGAIN, SELL, CONVEY and ASSIGN unto DUNE PROPERTIES, INC., a Texas corporation, whose address is 777 Walker St. Suite 2300, Houston, TX 77002 (hereinafter referred to as "Assignee"), SIXTY-FIVE PERCENT (65% percent) of Assignor's right, title and interest in and to the following (hereinafter referred to as the "Interests"), BUT INSOFAR AND ONLY INSOFAR AS the Interests relate to and cover depths below the top of the Cibicides opima sand as seen in the electric log of the Gulf Refining Company Delta Securities well #88 at 9,875’ measured depth or its strategraphic equivalent (the “Deep Rights”):

          (a) The entire estates created by the leases, licenses, permits and other agreements described in Exhibit A (the "Leases") insofar as the Leases cover and relate to the lands described in said Leases (the "Lands"), together with (i) all rights, privileges, benefits and powers conferred upon the holder of the Leases with respect to the use and occupation of the surface of the Lands that may be necessary, convenient or incidental to the possession and enjoyment of the Leases, (ii) all rights in respect of any pooled or unitized acreage located in whole or in part within the Lands by virtue of the Leases, including rights to production from the pool or unit allocated to any Lease being a part thereof, regardless of whether such production is from the Lands, and (iii) all tenements, hereditaments and appurtenances belonging to any of the foregoing; provided, however, Assignor assigns to Assignee not less than the net revenue interests, nor greater than the working interests, in the Leases as set forth in Exhibit A hereto; and

          (b) The easements, licenses, authorizations, permits and similar rights and interests applicable to, or pertinent to, the ownership and operations of the Leases, to the extent located in, on or under the Leases or Lands.

     It is Assignor's intention to convey, and, subject to the other terms and provisions hereof, Assignor does hereby GRANT, BARGAIN, SELL, CONVEY AND ASSIGN unto Assignee SIXTY-FIVE PERCENT (65% percent) of Assignor's right, title and interest in and to the Lands and the Leases, including, without limitation, all overriding royalty, surface fee, mineral fee or royalty in the Lands or the Leases, BUT INSOFAR AND ONLY INSOFAR AS to the Deep Rights. SPECIFICALLY EXCLUDED from the Interests and remaining the sole obligation of Assignor, and encumbering Assignor’s remaining interests in the Leases and Lands, are all overriding royalty interests, net profits interests, non-participating royalty interests, liens encumbrances and other burdens (other than lessor royalty and the B&C Overrides set forth on Exhibit C) that affect the Leases and Lands, including, without limitation, as may have been created or exist under those instruments and documents set forth on Exhibit B, attached hereto.

     Assignee hereby assumes and agrees to be bound by all Leases, contracts, agreements, easements, licenses, permits and other commitments and obligations relating to the Interests.

     TO HAVE AND TO HOLD the interests conveyed in and to the Interests, together with all and singular the rights and appurtenances thereto in any wise belonging unto Assignee, its successors or assigns forever, and Assignor hereby binds itself, and its successors and assigns to WARRANT and FOREVER DEFEND the interests conveyed in and to the Interests unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through, or under Assignor, but not otherwise, and subject to Permitted Encumbrances For purposes hereof, the term “Permitted Encumbrances”shall mean and include: (i) liens for current taxes or assessments not yet delinquent or, if delinquent, being contested in good faith by appropriate actions; (ii) materialman’s, mechanic’s, repairman’s, employee’s, contractor’s, operator’s and other similar liens or charges arising in the ordinary course of business for amounts not yet delinquent (including any amounts being withheld as provided by law), or if delinquent, being contested in good faith by appropriate actions; (iii) all rights to consent, by required notices to, filings with, or other actions by governmental authorities in connection with the sale or conveyance of oil and gas leases or interests therein if they are customarily obtained subsequent to the sale or conveyance; rights of reassignment arising upon intention to abandon or release any Leases, Lands or unit; (iv) easements, rights-of-way, servitudes, permits, surface leases and other rights in respect of surface operations; (v) all rights reserved to or vested in any governmental authority to control or regulate the Leases, Lands or other interests in any manner and all obligations and duties under all applicable laws or under any franchise, grant, license, or permit issued by any such governmental authority; and (vi) any other encumbrance which does not materially detract from the value of or interfere with the use or ownership of the interests conveyed in and to the Interests.

     This Assignment, Conveyance and Bill of Sale is made expressly subject to that certain Master Agreement dated effective as of August 1, 2009, between Assignor and Assignee, the terms of which are expressly incorporated herein by reference, which shall be covenants running with the land.

     This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and all terms, provisions and reservations contained in this Assignment shall be deemed as covenants running with the land.

     EXECUTED this   4   day of August, 2009, but EFFECTIVE as of August 1, 2009 (the "Effective Time").

WITNESSES:	ASSIGNOR:

AMERICAN NATURAL ENERGY CORPORATION

Printed Name

	By:	/s/ Steven P. Ensz
Steven P. Ensz, Vice President

Printed Name

WITNESSES:	ASSIGNEE:

DUNE PROPERTIES, INC.

Printed Name

	By:	/s/ James A. Watt
James A. Watt, President

Printed Name

STATE OF TEXAS

COUNTY OF HARRIS

     On this ____ day of August, 2009, before me the undersigned authority personally appeared Steven P. Ensz, whose genuine signature is affixed to the foregoing document as Vice President of American Natural Energy Corporation, an Oklahoma corporation, who signed said document before me in the presence of two (2) witnesses, whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he signed the above and foregoing document as his own free act and deed on behalf of such corporation by authority of its directors and as the free act and deed of such corporation and for the uses and purposes therein set forth and apparent.

I have hereto set my hand and official seal this ______day of August, 2009.

Notary Public in and for
the State of Texas

STATE OF TEXAS

COUNTY OF HARRIS

     On this ____ day of August, 2009, before me the undersigned authority personally appeared James A. Watt, whose genuine signature is affixed to the foregoing document as President of Dune Properties, Inc., a Texas corporation, who signed said document before me in the presence of two (2) witnesses, whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he signed the above and foregoing document as his own free act and deed on behalf of such limited liability company by authority of its directors and as the free act and deed of such company and for the uses and purposes therein set forth and apparent.

I have hereto set my hand and official seal this ______day of August, 2009.

Notary Public in and for
the State of Texas

EXHIBIT A

TO
ASSIGNMENT, CONVEYANCE AND BILL OF SALE
BY AND BETWEEN
AMERICAN NATURAL ENERGY CORPORATION, AS ASSIGNEE,
AND DUNE ENERGY, INC. AS ASSIGNOR

DSCI LEASE - BAYOU COUBA FIELD – ST CHARLES PARISH, LOUISIANA:

Oil, Gas and Mineral Lease dated November 14, 1941, executed by Delta Securities Company, Inc., as Lessor, in favor of Gulf Refining Company, as Lessee, recorded November17, 1941, under Entry No. 1458, COB SS, Page 382, St. Charles Parish, Louisiana, currently covering and affecting 1,319.991 acres, more or less, more particularly described as follows:

That certain tract of land situated in Sections 12, 13, and 14, Township 15 South, Range 21 East, and Sections 7 and 18, Township 15 South, Range 22 East, St. Charles Parish, Louisiana, and more particularly described as follows: Beginning at the Southwest corner of Section 12, Township 15 South, Range 21 East; thence North 00 degrees 12 minutes East, 3446.52 feet along the West line of Section 12 to a point for a corner; Thence South 89 degrees 48 minutes East, 3271.85 feet to the East line of Section 12, said line being common between Ranges 21 and 22 East; thence continue South 89 degrees 48 minutes East, 2661.75 feet to a point for a corner; Thence South 00 degrees 12 minutes West, 2655.98 feet to the South line of Section 7; thence continue South 00 degrees 12 minutes West, 5311.96 feet to a point for a corner, said point being on the South line of Section 18, Township 15 South, Range 22 East; Thence North 89 degrees 48 minutes West, 2661.72 feet along the South line of Section 18, to the Southwest corner of said Section 18; Thence South 76 degrees 37 minutes West, 3366.00 feet along the South line of Section 13, Township 15 South, Range 21 East, to the Southwest corner of said Section 13; Thence North 89 degrees 43 minutes 44 seconds West, 1992.09 feet along the South line of Section 14 to a point for a corner; Thence North 00 degrees 12 minutes East, 3403.61 feet to a point for a corner; Thence South 89 degrees 43 minutes 44 seconds East, 867.09 feet to a point for a corner; Thence North 00 degrees 12 minutes East, 1908.35 feet to a point for a corner, said point being on the North line of Section 14; Thence South 89 degrees 43 minutes 44 seconds East, 1125.00 feet along the North line of said Section 14 to the place of beginning of this description, said tract of land containing 1,319.991 acres;

WI: 52.812500%

NRI: 39.609375%

Exhibit A
Pg. 1

EXHIBIT B

TO
ASSIGNMENT, CONVEYANCE AND BILL OF SALE
BY AND BETWEEN
AMERICAN NATURAL ENERGY CORPORATION, AS ASSIGNEE,
AND DUNE ENERGY, INC. AS ASSIGNOR

EXCLUDED BURDENS ENCUMERING ASSIGNOR’S INTERESTS

1. The term overriding royalty interest created in that certain conveyance of overriding royalty interest dated December 28, 2001 from American Natural Energy Corporation to the Liquidation Agent for the benefit of the members of Class 7 appointed in the Plan of Reorganization in the bankruptcy proceeding “In Re Couba Operating Company”, Case No. 00-11837-WV, recorded in Entry No. 263436, COB 598, page 316 of the public records of St. Charles Parish, Louisiana.

2. That net profits interest created in that certain conveyance of net profits interest dated December 28, 2001 from American Natural Energy Corporation to the Liquidation Agent for the benefit of members of Class 7 appointed in the Plan of Reorganization in the bankruptcy proceeding “In Re Couba Operating Company” Case No. 00-11837-WV, recorded in Entry No. 263437, COB 598, page 322 of the public records of St. Charles Parish, Louisiana.

Exhibit B
Pg. 1

EXHIBIT C

TO
ASSIGNMENT, CONVEYANCE AND BILL OF SALE
BY AND BETWEEN
AMERICAN NATURAL ENERGY CORPORATION, AS ASSIGNEE,
AND DUNE ENERGY, INC. AS ASSIGNOR

B&C OVERRIDES

1. That certain overriding royalty of 4% of 8/8 conveyed to B & C Oil Company, a Louisiana corporation by Couba Operating Company by instrument dated December 30, 1993, recorded January 12, 1994 in COB 474, Folio 590, Entry No. 181004, St. Charles Parish, Louisiana.

2. That certain overriding royalty of 1% of 8/8 conveyed to B & C Oil Company, a Louisiana corporation by Couba Operating Company by instrument dated February 22, 1995, recorded March 20, 1995 in COB 491, Folio 671, Entry No. 192112, St. Charles Parish, Louisiana.

Exhibit C
Pg. 1